Oppenheimer Discovery Fund
Annual Report September 30, 1995

[PHOTO]

"To get high
growth,
we know we
have to invest
aggressively
for the
long term."

[LOGO]

This Fund is for people who want to take
part in the investment opportunities offered by fast-growing companies.

NEWS

"JAY TRACEY'S CONSISTENCY IS COMMENDABLE."
--MORNINGSTAR MUTUAL FUNDS
March 31, 1995

BEAT THE AVERAGE

Total Return for the 5-Year Period
Ended 9/30/95:

Oppenheimer Discovery Fund
Class A (at NAV)(1)

187.85%

Lipper Small-Cap Growth
Fund Average(3)

182.01%



HOW YOUR FUND IS MANAGED

Oppenheimer Discovery Fund seeks capital appreciation by investing in small, emerging growth companies, or "small-cap" stocks. These stocks are expected to provide higher growth potential than stocks of larger, more established companies because emerging growth businesses are often developers of new products or services and innovators in leading edge sectors of the economy. Although small-cap stocks may be subject to more severe price fluctuations than the stocks of larger companies, small-cap stocks have a history of often outperforming larger-cap, common stocks over time.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 28.03% and 27.04%, respectively.(1)

    Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/95 and since inception of the Class on 9/11/86 were 20.66%, 22.09% and 17.30%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception of the Class on 4/1/94 were 22.04% and 13.32%, respectively.(2)

OUTLOOK

"Over the first half of the year, the Russell 2000 smaller-cap index underperformed the larger S&P 500 by almost half. We're seeing that gap close quickly, and expect to continue to see the shift in the market away from the large-cap leadership in favor of smaller stocks."

                                               Jay Tracey, Portfolio Manager
                                                          September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90 and 9/11/86 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Class B returns show results of hypothetical investments on 9/30/94 and 4/1/94 and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception) for Class B shares. Certain Class C performance is not yet available because Class C shares were first publicly offered on 10/1/95. The Fund also offers Class Y shares, but only to certain institutional investors and not to members of the public. For Class Y shares, average annual total returns for the 1-year period and since inception of the Class on 6/1/94 were 28.28% and 23.47%, respectively.
An explanation of the different total returns is in the Fund's prospectus.
3. Source: Lipper Analytical Services, 9/30/95, an independent mutual fund monitoring service. The Lipper total return average for the 5-year period was for 79 small-cap growth funds. The average is shown for comparative purposes only. Oppenheimer Discovery Fund is characterized by Lipper as a small-cap growth fund. Lipper performance does not take sales charges into consideration.



2  Oppenheimer Discovery Fund

Donald W. Spiro
President
Oppenheimer
Discovery Fund

Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation


Dear OppenheimerFunds Shareholder,

Overall, 1995 is turning out to be an outstanding year for the U.S. stock market.

   Driven by moderate economic growth with low inflation, falling interest rates, and surging corporate profitability, the U.S. stock market has broken through record levels for much of the year. Probably most satisfying is the fact that it's been a broad market advance across all major market indices--so whether your funds invest in the large blue chip companies generally found in the Dow or S&P 500, small companies typically seen in the Russell 2000 index, or technology-related companies found in the NASDAQ, you've likely participated in the market's upswing.

   Of all the factors affecting the markets, we believe the direction of interest rates has played the largest role. Through a series of increases beginning in February 1994 and ending in February 1995, the Federal Reserve boosted short-term interest rates repeatedly with the goal of slowing the economy from its rapid pace through the fourth quarter of 1994, thus helping to lower the possibility of higher inflation in the near future.

   As inflationary fears subsided when the economy began showing significant signs of slowing, the Fed reversed its tightening strategy and cut interest rates in July for the first time in three years. Indeed, now that U.S. economic growth has bounced back to a more reasonable level, and with inflation almost nonexistent and no sign of recession, it appears that the Fed has successfully accomplished the difficult task of creating a "soft landing" for the economy.

   The stock market has responded to the soft landing and the interest rate cut, as well as extremely strong corporate earnings reports, by hitting all-time highs. For much of the year, the markets were led by larger company stocks, due in part to the competitive advantage offered until August by a relatively weak dollar--which made U.S. exports less expensive, thus boosting sales of companies that do significant business overseas. Smaller companies, which are less dependent on exports for their revenues, have gathered momentum as the year progressed and are positioned to make further gains now that the U.S. dollar has rebounded. This could lead to a shift in leadership away from large companies that do a greater percentage of their business overseas. But, despite some recent volatility, the big winner thus far in 1995 has been technology-related stocks, driven by increasing demand for computers, semiconductors, and software.

   Although there is some concern that corporate earnings growth may have now peaked in the fifth year of our economic expansion, we believe that a healthy economy and increasing demand for U.S. products overseas by developing nations and mature countries coming out of recession will help the stock market remain strong for some time.

   Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.



/s/ Donald W. Spiro         /s/ Jon S. Fossel

Donald W. Spiro             Jon S. Fossel


October 23, 1995

3  Oppenheimer Discovery Fund

Q&A   AN INTERVIEW WITH YOUR FUND'S MANAGER.

Q What contributed
to the Fund's outstanding
performance?

DISCOVERY FUND HAS PERFORMED QUITE WELL. WHAT CONTRIBUTED TO THIS OUTSTANDING PERFORMANCE?

As we'd anticipated, small-cap stocks really turned around in the second half of this year. Although the stock market enjoyed a strong rally over the entire past year, the rally wasn't broad-based, with the market decidedly favoring the stocks of large companies through late spring. In our opinion, large-company stocks out-performed small-cap stocks in 1994 and the first half of 1995 because the economic expansion promoted above-average earnings growth for large companies during this period. Indeed, earnings growth was as good for the average large company as for the average small one, so investors had less incentive to seek faster-growing, but riskier, small-cap stocks.(1)

   Beginning in the third quarter, however, investors began to anticipate that the earnings growth of large companies would decelerate through the rest of this year and through 1996, but that small companies would keep their growth pace up. As a result, market leadership shifted back toward small-cap stocks. The Fund benefited from this shift, as well as from above-average stock selection.

WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO OVER THE YEAR?

We believe that to invest successfully in the small-cap market, it is better to identify very good individual companies that have carved out a unique market niche, rather than bet on broad industry sectors. Our primary focus is on a company and its management; then, only after that careful analysis do we then look for anything on the economic horizon that might have either a negative or positive impact.

1. The Fund's portfolio is subject to change.

4 Oppenheimer Discovery Fund

FACING PAGE
Top left: Jay Tracey, Portfolio Manager, with Robert Doll, Executive VP, Director of Equity Investments

Top right: The equity trading desk

Bottom left: Paul LaRocco, Associate Portfolio Manager

THIS PAGE
Top: Jay Tracey

Bottom: Robert Doll


A The shift toward small-cap stocks and above-average stock selection.

   That understood, we've selectively increased our holdings of companies in consumer cyclicals. An example is Tommy Hilfiger, 1.47% of net assets, an apparel company that's capturing the growth in the men's casual wear market.

   One of our big successes this year is Olympic Financial. Olympic, .53% of net assets, is a company that works with car dealerships to arrange financing for qualified buyers by offering faster turnaround time than banks need to process loan applications. The company is doing well and its stock has followed.(1)

WHAT TYPES OF COMPANIES ARE YOU MOVING OUT OF?

We've reduced our exposure to healthcare services, selling stocks of companies that provide long-term therapy to patients outside of hospitals. While we believe these companies fit well within the cost-sensitive future of the healthcare system, we sold because of the uncertainty created by Medicare and Medicaid reform talks.

   On the other hand, we're buying physician practice management companies--large networks of doctors that are becoming an important force in directing healthcare spending. For example, we hold PhyCor, 1.16% of net assets, which we feel is one of the highest quality companies in this growing business.

THERE IS A GREAT DEAL OF TALK ABOUT THE TECHNOLOGY SECTOR. DID ALL TECH STOCKS SHARE IN THE SECTOR'S RALLY THIS YEAR, OR ARE THERE STILL GOOD VALUES OUT THERE?

There has been a dramatic run-up in technology, but we believe there is still opportunity to be found, especially in the telecommunications field.
Glenayre Technologies, for example, supplies equipment for wireless communications. As of September 30, 1995, this holding was 1.06% of net assets.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Over the first half of the year, the Russell 2000 smaller-cap index underperformed the larger S&P 500 by almost half. We're seeing that gap close quickly, and expect to continue to see the shift in the market away from large-cap leadership in favor of smaller stocks.

   Whereas earnings growth for larger companies is tied to the rate of economic growth, smaller companies can continue to grow rapidly as long as the economy stays out of recession. This is a good reason to invest in smaller stocks now, but the most important reason to include small company stocks in your portfolio is that historically they have outperformed large-cap stocks on a long-term basis. / /



5  Oppenheimer Discovery Fund

FINANCIALS


CONTENTS

STATEMENT OF INVESTMENTS                      7

STATEMENT OF ASSETS & LIABILITIES            15

STATEMENT OF OPERATIONS                      16

STATEMENTS OF CHANGES IN NET ASSETS          17

FINANCIAL HIGHLIGHTS                         18

NOTES TO FINANCIAL STATEMENTS                20


6  Oppenheimer Discovery Fund

STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1995


                                                                                                         FACE       MARKET VALUE
                                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--1.0%
----------------------------------------------------------------------------------------------------------------------------------
                                   Genesis Health Ventures, Inc., 6% Cv. Sr. Sub. Debs., 11/30/03     $1,300,000       $ 2,034,500
                                   -----------------------------------------------------------------------------------------------
                                   IntelCom Group, Inc., 8% Cv. Sub. Nts., 9/24/98(3)(4)               2,000,000         1,471,095
                                   -----------------------------------------------------------------------------------------------
                                   IntelCom Group, Inc., 8% Simple Interest Redeemable
                                   Cv. Sub. Nts., 9/17/98(3)                                             320,000           235,375
                                   -----------------------------------------------------------------------------------------------
                                   PerSeptive Biosystems, Inc., 8.25% Cv. Sub. Debs., 8/15/01(1)         850,000           760,750
                                   -----------------------------------------------------------------------------------------------
                                   Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs.,
                                   8/15/00(1)(2)(7)                                                    4,000,000         1,630,000
                                   -----------------------------------------------------------------------------------------------
                                   Sierra On-Line, Inc., 6.50% Cv. Sub. Nts., 4/1/01(1)                1,000,000         2,767,500
                                                                                                                         ---------
                                   Total Convertible Corporate Bonds and Notes (Cost $9,870,310)                         8,899,220
                                                                                                        SHARES
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--86.5%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.9%
----------------------------------------------------------------------------------------------------------------------------------
METALS--0.9%                       Wolverine Tube, Inc.(5)                                               210,000         7,953,750
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--24.7%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.9%              Belmont Homes, Inc.(2)(5)                                             372,500         5,587,500
                                   -----------------------------------------------------------------------------------------------
                                   Credit Acceptance Corp.(5)                                            255,000         6,885,000
                                   -----------------------------------------------------------------------------------------------
                                   NHP, Inc.(5)                                                          300,000         4,162,500
                                                                                                                       -----------
                                                                                                                        16,635,000

----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.4%      Apple South, Inc.                                                     326,400         7,425,600
                                   -----------------------------------------------------------------------------------------------
                                   Applebee's International, Inc.                                        180,000         4,905,000
                                   -----------------------------------------------------------------------------------------------
                                   Cinar Films, Inc., Cl. B(5)                                           320,000         3,960,000
                                   -----------------------------------------------------------------------------------------------
                                   CKE Restaurants, Inc.                                                 350,000         4,550,000
                                   -----------------------------------------------------------------------------------------------
                                   Department 56, Inc.(5)                                                200,000         9,350,000
                                   -----------------------------------------------------------------------------------------------
                                   HFS, Inc.                                                              70,000         3,666,250
                                   -----------------------------------------------------------------------------------------------
                                   Play By Play Toys & Novelties, Inc.(5)                                150,000         1,987,500
                                   -----------------------------------------------------------------------------------------------
                                   Red Lion Hotels, Inc.(5)                                              102,200         2,146,200
                                   -----------------------------------------------------------------------------------------------
                                   Station Casinos, Inc.(5)                                              300,000         4,612,500
                                   -----------------------------------------------------------------------------------------------
                                   Studio Plus Hotels, Inc.(5)                                            90,000         2,070,000
                                   -----------------------------------------------------------------------------------------------
                                   Supertel Hospitality, Inc.(5)                                         235,000         3,172,500
                                                                                                                       -----------
                                                                                                                        47,845,550



7  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.8%                        Heartland Wireless Communications, Inc.(1)(5)                      150,000         $  3,669,375
                                   -----------------------------------------------------------------------------------------------
                                   Mecklermedia Corp.(5)                                              180,000            3,375,000
                                   -----------------------------------------------------------------------------------------------
                                   SFX Broadcasting, Inc., Cl. A(5)                                   150,000            4,275,000
                                   -----------------------------------------------------------------------------------------------
                                   Sinclair Broadcast Group, Inc.(5)                                  150,000            4,312,500
                                                                                                                      ------------
                                                                                                                        15,631,875

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--3.4%              Authentic Fitness Corp.(5)                                         200,000            4,500,000
                                   -----------------------------------------------------------------------------------------------
                                   Fila Holding SpA, ADR                                               50,000            1,768,750
                                   -----------------------------------------------------------------------------------------------
                                   Marisa Christina, Inc.(5)                                          400,000            6,400,000
                                   -----------------------------------------------------------------------------------------------
                                   Nautica Enterprises, Inc.(5)                                       200,000            6,850,000
                                   -----------------------------------------------------------------------------------------------
                                   Quicksilver, Inc.(5)                                               200,000            5,425,000
                                   -----------------------------------------------------------------------------------------------
                                   Wolverine World Wide, Inc.                                         180,000            4,927,500
                                                                                                                      ------------
                                                                                                                        29,871,250

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--12.2%           AmeriSource Health Corp., Cl. A(5)                                 200,000            5,400,000
                                   -----------------------------------------------------------------------------------------------
                                   CDW Computer Centers, Inc.(5)                                       80,000            4,260,000
                                   -----------------------------------------------------------------------------------------------
                                   CellStar Corp.(5)                                                  200,000            6,250,000
                                   -----------------------------------------------------------------------------------------------
                                   Claire's Stores, Inc.                                              200,000            4,100,000
                                   -----------------------------------------------------------------------------------------------
                                   Copart, Inc.(5)                                                    221,900            5,048,225
                                   -----------------------------------------------------------------------------------------------
                                   Corporate Express, Inc.(5)                                         250,000            6,093,750
                                   -----------------------------------------------------------------------------------------------
                                   Creative Computers, Inc.(5)                                        210,000            6,195,000
                                   -----------------------------------------------------------------------------------------------
                                   CUC International, Inc.(5)                                         150,000            5,231,250
                                   -----------------------------------------------------------------------------------------------
                                   Discount Auto Parts, Inc.(5)                                       138,100            4,177,525
                                   -----------------------------------------------------------------------------------------------
                                   Friedman's, Inc., Cl. A(5)                                         200,000            4,350,000
                                   -----------------------------------------------------------------------------------------------
                                   Garden Ridge Corp.(5)                                              150,000            4,237,500
                                   -----------------------------------------------------------------------------------------------
                                   General Nutrition Cos., Inc.(5)                                    200,000            9,100,000
                                   -----------------------------------------------------------------------------------------------
                                   Hollywood Entertainment Corp.(5)                                   117,500            2,518,906
                                   -----------------------------------------------------------------------------------------------
                                   Moovies, Inc.(5)                                                   150,000            2,943,750
                                   -----------------------------------------------------------------------------------------------
                                   Movie Gallery, Inc.(5)                                              50,000            2,137,500
                                   -----------------------------------------------------------------------------------------------
                                   Petco Animal Supplies, Inc.(5)                                     200,000            5,200,000
                                   -----------------------------------------------------------------------------------------------
                                   Rocky Mountain Chocolate Factory, Inc.(2)(5)                       150,000            2,587,500
                                   -----------------------------------------------------------------------------------------------
                                   Sunglass Hut International, Inc.(5)                                200,000           10,000,000
                                   -----------------------------------------------------------------------------------------------
                                   Tommy Hilfiger Corp.(5)                                            400,000           13,000,000
                                   -----------------------------------------------------------------------------------------------
                                   U.S. Office Products Co.(5)                                        325,000            4,915,625
                                                                                                                      ------------
                                                                                                                       107,746,531



8  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--22.3%
----------------------------------------------------------------------------------------------------------------------------------
EDUCATION--0.2%                    National Education Corp.(5)                                        250,000         $  2,000,000
----------------------------------------------------------------------------------------------------------------------------------
FOOD--1.4%                         JP Foodservice, Inc.(5)                                            550,000            9,762,500
                                   -----------------------------------------------------------------------------------------------
                                   Opta Food Ingredients, Inc.(5)                                     154,200            2,428,650
                                                                                                                      ------------
                                                                                                                        12,191,150

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--5.3%             Agouron Pharmaceuticals, Inc.(5)                                   160,000            4,600,000
                                   -----------------------------------------------------------------------------------------------
                                   AHI Healthcare Systems, Inc.(5)                                    168,600            2,613,300
                                   -----------------------------------------------------------------------------------------------
                                   Bio-Vascular, Inc.(5)                                              141,900            2,554,200
                                   -----------------------------------------------------------------------------------------------
                                   Dura Pharmaceuticals, Inc.(5)                                      200,000            5,950,000
                                   -----------------------------------------------------------------------------------------------
                                   Ethical Holdings PLC, Sponsored ADR(5)                             500,000            4,500,000
                                   -----------------------------------------------------------------------------------------------
                                   Gilead Sciences, Inc.(5)                                           236,700            5,207,400
                                   -----------------------------------------------------------------------------------------------
                                   Martek Biosciences Corp.(5)                                        160,000            2,600,000
                                   -----------------------------------------------------------------------------------------------
                                   Matrix Pharmaceutical, Inc.(5)                                     129,600            1,814,400
                                   -----------------------------------------------------------------------------------------------
                                   Ostech, Inc.(2)(5)                                                 240,000            4,380,000
                                   -----------------------------------------------------------------------------------------------
                                   Watson Pharmaceuticals, Inc.(5)                                    300,000           12,300,000
                                                                                                                       -----------
                                                                                                                        46,519,300
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES                Apogee, Inc.(5)                                                    185,000            3,376,250
& SERVICES--14.9%                  -----------------------------------------------------------------------------------------------
                                   Bio-Plexus, Inc.(5)                                                150,000            1,837,500
                                   -----------------------------------------------------------------------------------------------
                                   EmCare Holdings, Inc.(5)                                           200,000            4,425,000
                                   -----------------------------------------------------------------------------------------------
                                   Equity Corp. International(5)                                      200,000            4,950,000
                                   -----------------------------------------------------------------------------------------------
                                   Exogen, Inc.(5)                                                    150,000            2,212,500
                                   -----------------------------------------------------------------------------------------------
                                   Genesis Health Ventures, Inc.(5)                                   100,000            3,575,000
                                   -----------------------------------------------------------------------------------------------
                                   Gulf South Medical Supply, Inc.(5)                                 300,000            7,387,500
                                   -----------------------------------------------------------------------------------------------
                                   HealthPlan Services Corp.(5)                                       200,000            4,075,000
                                   -----------------------------------------------------------------------------------------------
                                   HemaSure, Inc.(5)                                                  114,000            1,767,000
                                   -----------------------------------------------------------------------------------------------
                                   ICU Medical, Inc.(5)                                               130,000            1,755,000
                                   -----------------------------------------------------------------------------------------------
                                   Lincare Holdings, Inc.(5)                                          200,000            5,150,000
                                   -----------------------------------------------------------------------------------------------
                                   MedCath, Inc.(5)                                                   190,000            3,515,000
                                   -----------------------------------------------------------------------------------------------
                                   MediSense, Inc.(5)                                                 150,000            3,618,750
                                   -----------------------------------------------------------------------------------------------
                                   North American Biologicals, Inc.(5)                                200,000            1,650,000
                                   -----------------------------------------------------------------------------------------------
                                   Northfield Laboratories, Inc.(5)                                   200,000            3,700,000
                                   -----------------------------------------------------------------------------------------------
                                   OccuSystems, Inc.(5)                                               100,000            2,075,000
                                   -----------------------------------------------------------------------------------------------
                                   Omnicare, Inc.                                                     347,200           13,540,800
                                   -----------------------------------------------------------------------------------------------
                                   OrNda Healthcorp(5)                                                400,000            8,500,000
                                   -----------------------------------------------------------------------------------------------
                                   Owen Healthcare, Inc.(5)                                           197,000            3,213,563


9  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES                Pediatrix Medical Group, Inc.(5)                                   160,000         $  3,280,000
& SERVICES                         -----------------------------------------------------------------------------------------------
(CONTINUED)                        Pet Practice, Inc. (The)(5)                                        175,000            2,329,688
                                   -----------------------------------------------------------------------------------------------
                                   PhyCor, Inc.(5)                                                    300,000           10,275,000
                                   -----------------------------------------------------------------------------------------------
                                   Physician Reliance Network, Inc.(5)                                200,000            7,400,000
                                   -----------------------------------------------------------------------------------------------
                                   Physicians Resource Group, Inc.(5)                                 200,000            4,425,000
                                   -----------------------------------------------------------------------------------------------
                                   Professional Sports Care Management, Inc.(5)                        52,000              279,500
                                   -----------------------------------------------------------------------------------------------
                                   Retirement Care Associates, Inc.(5)                                180,000            1,912,500
                                   -----------------------------------------------------------------------------------------------
                                   Rural/Metro Corp.(5)                                               180,000            4,365,000
                                   -----------------------------------------------------------------------------------------------
                                   Serologicals Corp.(5)                                              300,000            4,650,000
                                   -----------------------------------------------------------------------------------------------
                                   Spine-Tech, Inc.(5)                                                121,000            1,898,188
                                   -----------------------------------------------------------------------------------------------
                                   Steris Corp.(5)                                                    160,000            6,740,000
                                   -----------------------------------------------------------------------------------------------
                                   United Dental Care, Inc.(5)                                        135,000            4,050,000
                                                                                                                      ------------
                                                                                                                       131,928,739
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.5%              Ultralife Batteries, Inc.(5)                                       170,000            4,165,000
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &                  Cross Timbers Oil Co.                                              160,000            2,280,000
PRODUCERS--1.9%                    -----------------------------------------------------------------------------------------------
                                   Nabors Industries, Inc.(5)                                         500,000            4,718,750
                                   -----------------------------------------------------------------------------------------------
                                   Newfield Exploration Co.(5)                                         80,000            2,410,000
                                   -----------------------------------------------------------------------------------------------
                                   NUMAR Corp.(5)                                                     145,000            1,576,875
                                   -----------------------------------------------------------------------------------------------
                                   Stone Energy Corp.(5)                                              200,000            2,550,000
                                   -----------------------------------------------------------------------------------------------
                                   Weatherford International, Inc.(5)                                 260,000            3,380,000
                                                                                                                      ------------
                                                                                                                        16,915,625
----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.6%               Core Laboratories NV(5)                                            100,000            1,200,000
                                   -----------------------------------------------------------------------------------------------
                                   Energy Ventures, Inc.(5)                                           170,300            3,959,475
                                                                                                                      ------------
                                                                                                                         5,159,475
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--2.4%
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.9%        Green Tree Financial Corp.                                         100,000            6,100,000
                                   -----------------------------------------------------------------------------------------------
                                   Olympic Financial Ltd.(5)                                          170,000            4,653,750
                                   -----------------------------------------------------------------------------------------------
                                   Renters Choice, Inc.(5)                                            135,000            4,134,375
                                   -----------------------------------------------------------------------------------------------
                                   Rockford Industries, Inc.(2)(5)                                    200,000            1,850,000
                                                                                                                      ------------
                                                                                                                        16,738,125

10  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.5%                    Compdent Corp.(5)                                                  152,700         $  4,466,475
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.7%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.8%         Plasma & Materials Technologies, Inc.(5)                           100,000            1,762,500
                                   -----------------------------------------------------------------------------------------------
                                   Smartflex Systems, Inc.(5)                                          60,000            1,020,000
                                   -----------------------------------------------------------------------------------------------
                                   UCAR International, Inc.(5)                                        150,000            4,087,500
                                                                                                                      ------------
                                                                                                                         6,870,000

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.3%         American Buildings Co.(5)                                          130,000            3,071,250
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--5.1%          Acxiom Corp.(5)                                                    180,000            5,085,000
                                   -----------------------------------------------------------------------------------------------
                                   Alternative Resources Corp.(5)                                     150,000            4,800,000
                                   -----------------------------------------------------------------------------------------------
                                   Business Resource Group(2)(5)                                      260,000            1,267,500
                                   -----------------------------------------------------------------------------------------------
                                   Daisytek International Corp.(5)                                    120,000            3,945,000
                                   -----------------------------------------------------------------------------------------------
                                   Fritz Cos., Inc.(5)                                                70,000             5,158,125
                                   -----------------------------------------------------------------------------------------------
                                   Kent Electronics Corp.(5)                                          105,000            4,606,875
                                   -----------------------------------------------------------------------------------------------
                                   Open Environment Corp.(5)                                          180,000            3,150,000
                                   -----------------------------------------------------------------------------------------------
                                   PMT Services, Inc.(5)                                              57,000             1,375,125
                                   -----------------------------------------------------------------------------------------------
                                   Stewart Enterprises, Inc.                                          150,000            5,437,500
                                   -----------------------------------------------------------------------------------------------
                                   United Waste Systems, Inc.(5)                                      250,000           10,437,500
                                                                                                                      ------------
                                                                                                                        45,262,625

----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.5%                Autoclave Engineers, Inc.                                          100,000            1,587,500
                                   -----------------------------------------------------------------------------------------------
                                   U.S. Filter Corp.(5)                                               100,000            2,400,000
                                                                                                                      ------------
                                                                                                                         3,987,500
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--27.0%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.5%            Boca Research, Inc.(5)                                             220,000            5,335,000
                                   -----------------------------------------------------------------------------------------------
                                   Data Translation, Inc.(5)                                          185,000            3,283,750
                                   -----------------------------------------------------------------------------------------------
                                   EMC Corp.(5)                                                       300,000            5,437,500
                                   -----------------------------------------------------------------------------------------------
                                   In Focus Systems, Inc.(5)                                          150,000            3,693,750
                                   -----------------------------------------------------------------------------------------------
                                   Integrated Measurement Systems, Inc.(5)                            150,000            1,987,500
                                   -----------------------------------------------------------------------------------------------
                                   Novadigm, Inc.(5)                                                  112,900            1,905,188
                                   -----------------------------------------------------------------------------------------------
                                   Number Nine Visual Technology Corp.(5)                              80,000            1,320,000
                                   -----------------------------------------------------------------------------------------------
                                   Peak Technologies Group, Inc.(5)                                   100,000            2,650,000
                                   -----------------------------------------------------------------------------------------------
                                   Symbol Technologies, Inc.(5)                                       150,000            4,968,750
                                                                                                                      ------------
                                                                                                                        30,581,438


11  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--11.4%           7th Level, Inc.(5)                                                 100,000         $  2,100,000
                                   -----------------------------------------------------------------------------------------------
                                   Artisoft, Inc.(5)                                                  200,000            2,125,000
                                   -----------------------------------------------------------------------------------------------
                                   Aspen Technologies, Inc.(5)                                        100,000            3,000,000
                                   -----------------------------------------------------------------------------------------------
                                   Black Box Corp.(5)                                                 109,100            2,018,350
                                   -----------------------------------------------------------------------------------------------
                                   Computron Software, Inc.(5)                                        150,000            2,587,500
                                   -----------------------------------------------------------------------------------------------
                                   Comverse Technology, Inc.(5)                                       200,000            4,350,000
                                   -----------------------------------------------------------------------------------------------
                                   Datalogix International, Inc.(5)                                   100,000            1,425,000
                                   -----------------------------------------------------------------------------------------------
                                   Discreet Logic, Inc.(5)                                             50,000            2,750,000
                                   -----------------------------------------------------------------------------------------------
                                   Eagle Point Software Corp.(5)                                       90,000            1,687,500
                                   -----------------------------------------------------------------------------------------------
                                   Global DirectMail Corp.(5)                                         230,000            5,663,750
                                   -----------------------------------------------------------------------------------------------
                                   Harbinger Corp.(5)                                                 139,100            1,912,625
                                   -----------------------------------------------------------------------------------------------
                                   HBO & Co.                                                          160,000           10,000,000
                                   -----------------------------------------------------------------------------------------------
                                   IMNET Systems, Inc.(5)                                             136,300            3,509,725
                                   -----------------------------------------------------------------------------------------------
                                   Inference Corp., Cl. A(5)                                          200,000            3,000,000
                                   -----------------------------------------------------------------------------------------------
                                   McAfee Associates, Inc.(5)                                         180,000            9,270,000
                                   -----------------------------------------------------------------------------------------------
                                   MICROS Systems, Inc.(5)                                            110,000            3,932,500
                                   -----------------------------------------------------------------------------------------------
                                   National Instruments Corp.(5)                                      171,000            3,462,750
                                   -----------------------------------------------------------------------------------------------
                                   ON Technology Corp.(5)                                              37,000              638,250
                                   -----------------------------------------------------------------------------------------------
                                   Pairgain Technologies, Inc.(5)                                     150,000            5,175,000
                                   -----------------------------------------------------------------------------------------------
                                   Premenos Technology Corp.(5)                                        80,000            2,600,000
                                   -----------------------------------------------------------------------------------------------
                                   Project Software & Development, Inc.(5)                             80,000            2,080,000
                                   -----------------------------------------------------------------------------------------------
                                   Pure Software, Inc.(5)                                              58,500            2,091,375
                                   -----------------------------------------------------------------------------------------------
                                   Sierra On-Line, Inc.(5)                                             19,000              745,750
                                   -----------------------------------------------------------------------------------------------
                                   Simula, Inc.(5)                                                    127,500            3,203,438
                                   -----------------------------------------------------------------------------------------------
                                   Smith Micro Software, Inc.(5)                                       73,700              727,788
                                   -----------------------------------------------------------------------------------------------
                                   Softkey International, Inc.(5)                                     200,000            8,850,000
                                   -----------------------------------------------------------------------------------------------
                                   SPSS, Inc.(2)(5)                                                   250,000            4,312,500
                                   -----------------------------------------------------------------------------------------------
                                   Systemsoft Corp.(5)                                                150,000            2,306,250
                                   -----------------------------------------------------------------------------------------------
                                   TouchStone Software Corp.(5)                                        50,000              537,500
                                   -----------------------------------------------------------------------------------------------
                                   Unison Software, Inc.(5)                                            90,000            1,350,000
                                   -----------------------------------------------------------------------------------------------
                                   UUNET Technologies, Inc.(5)                                         50,000            2,312,500
                                   -----------------------------------------------------------------------------------------------
                                   Vantive Corp.(5)                                                    65,000            1,040,000
                                                                                                                      ------------
                                                                                                                       100,765,051
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.2%                  Advanced Technology Materials, Inc.(5)                             180,000            2,632,500
                                   -----------------------------------------------------------------------------------------------
                                   Euphonix, Inc.(5)                                                  200,000            2,000,000
                                   -----------------------------------------------------------------------------------------------
                                   FEI Co.(5)                                                          40,000              490,000
                                   -----------------------------------------------------------------------------------------------
                                   Flextronics International, Ltd.(5)                                 170,000            4,377,500
                                   -----------------------------------------------------------------------------------------------
                                   ITI Technologies, Inc.(5)                                          225,000            6,103,125
                                   -----------------------------------------------------------------------------------------------
                                   Mackie Designs, Inc.(5)                                            150,800            2,186,600
                                   -----------------------------------------------------------------------------------------------
                                   Sanmina Corp.(5)                                                   130,000            6,207,500
                                   -----------------------------------------------------------------------------------------------
                                   SDL, Inc.(5)                                                        75,000            2,118,750
                                   -----------------------------------------------------------------------------------------------
                                   Trimble Navigation Ltd.(5)                                         101,100            2,552,775
                                                                                                                      ------------
                                                                                                                        28,668,750

12  Oppenheimer Discovery Fund

                                                                                                                     MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-                A+ Communications, Inc.(5)                                          80,000        $  1,220,000
TECHNOLOGY--8.9%                   ----------------------------------------------------------------------------------------------
                                   Arch Communications Group, Inc.(5)                                 300,000           7,875,000
                                   ----------------------------------------------------------------------------------------------
                                   Comdial Corp.(5)                                                   200,000           2,500,000
                                   ----------------------------------------------------------------------------------------------
                                   DSP Communications, Inc.(5)                                         70,000           2,310,000
                                   ----------------------------------------------------------------------------------------------
                                   Glenayre Technologies, Inc.(5)                                     130,000           9,360,000
                                   ----------------------------------------------------------------------------------------------
                                   IntelCom Group, Inc.(5)                                            250,000           3,028,125
                                   ----------------------------------------------------------------------------------------------
                                   Inter-Tel, Inc.(5)                                                 123,700           2,180,213
                                   ----------------------------------------------------------------------------------------------
                                   Intertel Communications, Inc.(3)(5)                                 22,500             272,531
                                   ----------------------------------------------------------------------------------------------
                                   LCI International, Inc.(5)                                         284,100          11,150,925
                                   ----------------------------------------------------------------------------------------------
                                   Metrocall, Inc.(5)                                                 131,200           3,640,800
                                   ----------------------------------------------------------------------------------------------
                                   MobileMedia Corp., Cl. A(5)                                        200,000           5,400,000
                                   ----------------------------------------------------------------------------------------------
                                   Periphonics Corp.(5)                                               160,000           4,600,000
                                   ----------------------------------------------------------------------------------------------
                                   ProNet, Inc.(5)                                                    200,000           5,825,000
                                   ----------------------------------------------------------------------------------------------
                                   Sitel Corp.(5)                                                     110,000           2,695,000
                                   ----------------------------------------------------------------------------------------------
                                   Tekelec(5)                                                         100,000           2,250,000
                                   ----------------------------------------------------------------------------------------------
                                   Tel-Save Holdings, Inc.(5)                                         250,000           3,843,750
                                   ----------------------------------------------------------------------------------------------
                                   Teltrend, Inc.(5)                                                  140,000           4,620,000
                                   ----------------------------------------------------------------------------------------------
                                   Transaction Network Services, Inc.(5)                              200,000           5,375,000
                                                                                                                    -------------
                                                                                                                       78,146,344
                                                                                                                    -------------
                                   Total Common Stocks (Cost $545,140,348)                                            763,120,803

---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.5%
---------------------------------------------------------------------------------------------------------------------------------
                                   AirNet Communications Corp., Series C Preferred Stock(3)(5)        250,000           1,500,000
                                   ----------------------------------------------------------------------------------------------
                                   Silicon Video Corp., $2.50 Cv., Series D(1)(5)                   1,200,000           3,000,000
                                                                                                                     ------------
                                   Total Preferred Stocks (Cost $4,500,000)                                             4,500,000

                                                                                                      UNITS
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------------------------------
                                   China Aerospace International Holdings Wts., Exp. 12/95          2,400,000               4,034
                                   ----------------------------------------------------------------------------------------------
                                   PerSeptive Biosystems, Inc. Wts., Exp. 12/97                        40,110                  --
                                   ----------------------------------------------------------------------------------------------
                                   Windmere Corp. Wts., Exp. 1/98                                         238                  --
                                                                                                                     ------------
                                   Total Rights, Warrants and Certificates (Cost $261,332)                                  4,034

                                                                                         DATE      STRIKE   CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.4%
---------------------------------------------------------------------------------------------------------------------------------
                                   Put Option on Morgan Stanley High Tech 35 Index      Dec. 95    301.359    1,261     1,081,892
                                   ----------------------------------------------------------------------------------------------
                                   Put Option on NASDAQ 100 Index                       Dec. 95    540.313    2,461     2,222,762
                                                                                                                     ------------
                                   Total Put Options Purchased (Cost $7,930,000)                                        3,304,654

13  Oppenheimer Discovery Fund

                                                                                                         FACE        MARKET VALUE
                                                                                                        AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--12.3%
---------------------------------------------------------------------------------------------------------------------------------
                              Repurchase agreement with First Chicago Capital Markets,
                              6.35%, dated 9/29/95, to be repurchased at $109,127,716
                              on 10/2/95, collateralized by U.S. Treasury Nts., 4.25%--8.75%,
                              11/30/95--8/15/00, with a value of $74,362,035, U.S. Treasury
                              Bills maturing 12/28/95--3/28/96, with a value of $16,882,383, and U.S. Treasury Bonds, 8.50%--13.25%, 5/15/14--2/15/20,
                              with a value of $20,214,580 (Cost $109,070,000)                          $109,070,000  $109,070,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $676,771,990)                                                               100.7%  888,898,711
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                          (0.7)   (6,378,150)
                                                                                                       ------------  ------------
NET ASSETS                                                                                                    100.0% $882,520,561
                                                                                                       ------------  ------------
                                                                                                       ------------  ------------

               1. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,827,625 or 1.34% of the Fund's net assets, at September 30, 1995.
               2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1995. The aggregate fair value of all securities of affiliated companies as of September 30, 1995 amounted to $17,302,500. Transactions during the period in which the issuer was an affiliate are as follows:

                                  BALANCE                                                                BALANCE
                            SEPTEMBER 30, 1994       GROSS ADDITIONS       GROSS REDUCTIONS       SEPTEMBER 30, 1995
                          ----------------------- ---------------------- ---------------------  -----------------------   INTEREST
                          FACE/SHARES     COST    FACE/SHARES     COST   FACE/SHARES   COST     FACE/SHARES     COST       INCOME
---------------------------------------------------------------------------------------------------------------------------------
Belmont Homes, Inc.               --   $       --   372,500  $  4,018,062     --    $       --    372,500   $ 4,018,062  $     --
---------------------------------------------------------------------------------------------------------------------------------
Business Resource Group           --           --   260,000     1,871,875     --            --    260,000     1,871,875        --
---------------------------------------------------------------------------------------------------------------------------------
Ostech, Inc.                      --           --   240,000     3,041,878     --            --    240,000     3,041,878        --
---------------------------------------------------------------------------------------------------------------------------------
Physicians Clinical
Laboratory, Inc.,
7.50% Cv. Sub.Debs.,
8/15/00                     4,000,000   4,040,000        --       58,554      --            --  4,000,000     4,098,554   170,239
---------------------------------------------------------------------------------------------------------------------------------
Rockford Industries, Inc.          --          --   200,000    1,667,500      --            --    200,000     1,667,500        --
---------------------------------------------------------------------------------------------------------------------------------
Rocky Mountain Chocolate
Factory, Inc.                      --          --   150,000    2,493,750      --            --    150,000     2,493,750        --
---------------------------------------------------------------------------------------------------------------------------------
SPSS, Inc.(6)                 300,000   2,400,000    85,000      966,875  135,000    1,248,750    250,000     2,118,125        --
                                       ----------            -----------            ----------              -----------  --------
                                       $6,440,000            $14,118,494            $1,248,750              $19,309,744  $170,239
                                       ----------            -----------            ----------              -----------  --------
                                       ----------            -----------            ----------              -----------  --------


              3. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
              4. Interest or dividend is paid in kind.
              5. Non-income producing security.
              6. Not an affiliate as of September 30, 1995.
              7. Non-income-producing--issuer is in default of interest payment. See accompanying Notes to Financial Statements.

14  Oppenheimer Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995

---------------------------------------------------------------------------------------------------------------------------------
ASSETS                            Investments, at value (including repurchase agreement of $109,070,000)--
                                  see accompanying statement:
                                  Unaffiliated companies (cost $659,580,371)                                         $871,596,211
                                  Affiliated companies (cost $17,191,619)                                              17,302,500
                                  -----------------------------------------------------------------------------------------------
                                  Cash                                                                                      5,286
                                  -----------------------------------------------------------------------------------------------
                                  Receivables:
                                  Investments sold                                                                     10,911,606
                                  Shares of beneficial interest sold                                                    1,669,121
                                  Interest and dividends                                                                  179,027
                                  -----------------------------------------------------------------------------------------------
                                  Other                                                                                   121,395
                                                                                                                     ------------
                                  Total assets                                                                        901,785,146
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                       Payables and other liabilities:
                                  Investments purchased                                                                14,597,686
                                  Shares of beneficial interest redeemed                                                3,568,185
                                  Distribution and service plan fees--Note 4                                              507,522
                                  Shareholder reports                                                                     203,780
                                  Transfer and shareholder servicing agent fees                                           151,731
                                  Trustees' fees--Note 1                                                                  132,859
                                  Other                                                                                   102,822
                                                                                                                     ------------
                                  Total liabilities                                                                    19,264,585

---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $882,520,561
                                                                                                                     ------------
                                                                                                                     ------------

---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                    Paid-in capital                                                                    $599,424,991
NET ASSETS                        -----------------------------------------------------------------------------------------------
                                  Accumulated net investment loss                                                        (243,227)
                                  -----------------------------------------------------------------------------------------------
                                  Accumulated net realized gain from investment and written option transactions        71,212,076
                                  -----------------------------------------------------------------------------------------------
                                  Net unrealized appreciation on investments                                          212,126,721
                                                                                                                     ------------
                                  Net assets                                                                         $882,520,561
                                                                                                                     ------------
                                                                                                                     ------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE         Class A Shares:
                                  Net asset value and redemption price per share (based on net assets
                                  of $798,064,833 and 18,283,117 shares of beneficial interest outstanding)                $43.65
                                  Maximum offering price per share (net asset value plus sales charge of
                                  5.75% of offering price)                                                                 $46.31
                                  -----------------------------------------------------------------------------------------------
                                  Class B Shares:
                                  Net asset value, redemption price and offering price per share (based on net assets of $75,062,084 and 1,741,363 shares of beneficial interest
                                  outstanding)                                                                             $43.11
                                  -----------------------------------------------------------------------------------------------
                                  Class Y Shares:
                                  Net asset value, redemption price and offering price per share (based on net assets of $9,393,644 and 214,774 shares of beneficial interest
                                  outstanding)                                                                             $43.74

                                  See accompanying Notes to Financial Statements.


15  Oppenheimer Discovery Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995


---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 Interest:
                                  Unaffiliated companies                                                             $  8,496,692
                                  Affiliated companies                                                                    170,239
                                  -----------------------------------------------------------------------------------------------
                                  Dividends                                                                               580,152
                                                                                                                     ------------
                                  Total income                                                                          9,247,083
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES                          Management fees--Note 4                                                               4,952,525
                                  -----------------------------------------------------------------------------------------------
                                  Distribution and service plan fees--Note 4:
                                  Class A                                                                               1,580,699
                                  Class B                                                                                 432,747
                                  -----------------------------------------------------------------------------------------------
                                  Transfer and shareholder servicing agent fees--Note 4                                 1,788,309
                                  -----------------------------------------------------------------------------------------------
                                  Shareholder reports                                                                     554,730
                                  -----------------------------------------------------------------------------------------------
                                  Custodian fees and expenses                                                              95,206
                                  -----------------------------------------------------------------------------------------------
                                  Legal and auditing fees                                                                  65,352
                                  -----------------------------------------------------------------------------------------------
                                  Insurance expenses                                                                       26,839
                                  -----------------------------------------------------------------------------------------------
                                  Registration and filing fees:
                                  Class A                                                                                   8,906
                                  Class B                                                                                  12,850
                                  Class Y                                                                                   2,663
                                  -----------------------------------------------------------------------------------------------
                                  Other                                                                                    54,260
                                                                                                                      -----------
                                  Total expenses                                                                        9,575,086
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                      (328,003)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED           Net realized gain from:
GAIN ON INVESTMENTS               Investments:
AND OPTIONS WRITTEN               Unaffiliated companies                                                               73,344,378
                                  Affiliated companies                                                                    658,114
                                  Closing of option contracts written--Note 6                                             807,864
                                                                                                                      -----------
                                  Net realized gain                                                                    74,810,356

                                  -----------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation on investments                113,285,741
                                                                                                                     ------------
                                  Net realized and unrealized gain on investments and options written                 188,096,097
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $187,768,094
                                                                                                                     ------------
                                                                                                                     ------------
                                  See accompanying Notes to Financial Statements.



16  Oppenheimer Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                        1995            1994
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                        Net investment loss                                              $   (328,003)     $ (2,044,185)
                                  -----------------------------------------------------------------------------------------------
                                  Net realized gain on investments and options written               74,810,356        28,310,742
                                  -----------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation
                                  on investments                                                    113,285,741       (71,924,513)
                                                                                                   ------------      ------------
                                  Net increase (decrease) in net assets resulting
                                  from operations                                                   187,768,094       (45,657,956)

---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                     Distributions from net realized gain on investments:
DISTRIBUTIONS TO SHAREHOLDERS     Class A ($1.617 and $1.00 per share, respectively)                (27,414,490)      (15,359,681)
                                  Class B ($1.617 per share)                                         (1,382,289)               --
                                  Class Y ($1.617 per share)                                            (40,545)               --

---------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST               Net increase in net assets resulting from Class A beneficial
TRANSACTIONS                      interest transactions--Note 2                                      38,698,901        88,455,074
                                  -----------------------------------------------------------------------------------------------
                                  Net increase in net assets resulting from Class B beneficial
                                  interest transactions--Note 2                                      36,609,837        25,739,503
                                  -----------------------------------------------------------------------------------------------
                                  Net increase in net assets resulting from Class Y beneficial
                                  interest transactions--Note 2                                       7,856,196           190,922

---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                        Total increase                                                    242,095,704        53,367,862
                                  -----------------------------------------------------------------------------------------------
                                  Beginning of period                                               640,424,857       587,056,995
                                                                                                   ------------      ------------
                                  End of period (including accumulated net investment loss
                                  of $243,227 and $115,587, respectively)                          $882,520,561      $640,424,857
                                                                                                   ------------      ------------
                                                                                                   ------------      ------------

                                  See accompanying Notes to Financial Statements.



17  Oppenheimer Discovery Fund

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  1995      1994       1993     1992       1991      1990      1989      1988       1987  1986(3)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
 period                          $35.81    $39.90     $27.62    $26.03    $17.97    $24.51    $17.62    $21.49    $ 14.21 $14.29
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
Net investment income (loss)         --      (.11)      (.13)     (.17)      .06       .16       .29       .14        .02    .02

Net realized and unrealized
 gain (loss) on investments
 and options written               9.46     (2.98)     12.41      3.05      8.87     (4.84)     6.74     (1.98)      7.28   (.10)
                                  ------   ------     ------    ------    ------    ------    ------    ------     ------ ------
Total income (loss) from
 investment operations             9.46     (3.09)     12.28      2.88      8.93     (4.68)     7.03     (1.84)      7.30   (.08)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:
Dividends from net investment
 income                              --        --         --        --      (.19)     (.30)     (.14)     (.05)      (.02)    --
Distributions from net realized
 gain on investments and options
 written                          (1.62)    (1.00)        --     (1.29)     (.68)    (1.56)       --     (1.98)        --     --
                                  ------   ------     ------    ------    ------    ------    ------    ------     ------ ------
Total dividends and distributions
 to shareholders                  (1.62)    (1.00)        --     (1.29)     (.87)    (1.86)     (.14)    (2.03)      (.02)    --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $43.65   $35.81     $39.90    $27.62    $26.03    $17.97    $24.51    $17.62     $21.49 $14.21
                                  ------   ------     ------    ------    ------    ------    ------    ------     ------ ------
                                  ------   ------     ------    ------    ------    ------    ------    ------     ------ ------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
 VALUE(4)                         28.03%    (7.91)%    44.46%    11.28%    51.88%   (20.34)%   40.23%    (7.11)%    51.08%  (.56)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                 $798,065 $613,740   $587,057  $294,010  $117,110   $50,357   $53,793   $33,361    $35,834 $1,353
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in
 thousands)                     $650,903 $588,642   $451,016  $218,065  $ 75,083   $54,454   $40,641   $32,089    $21,439 $1,173
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
 at end of period (in
 thousands)                       18,283   17,139     14,713    10,647     4,499     2,802     2,195     1,894      1,667     95
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)         .00%    (.34)%     (.54)%    (.62)%     .22%      .83%     1.52%      .80%       .19%  3.55%(5)
Expenses                            1.33%     1.32%     1.27%     1.52%     1.42%     1.53%     1.46%     1.52%      1.74%  1.50%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)         105.9%     83.3%     85.2%     67.9%    158.1%    234.6%    132.0%    169.0%     145.4%   0.0%

1. For the period from June 1, 1994 (inception of offering) to September 30, 1994.
2. For the period from April 1, 1994 (inception of offering) to September 30, 1994.
3. For the period from September 11, 1986 (commencement of operations) to September 30, 1986.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

18  Oppenheimer Discovery Fund

                                           CLASS B                  CLASS Y
                                 ------------------------  ------------------------
                                 YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,
                                      1995     1994(2)         1995     1994(1)
-----------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
 period                              $35.65    $35.65         $35.81    $34.89
-----------------------------------------------------------------------------------
Income (loss) from investment
 operations:
Net investment income (loss)           (.21)      .03           (.10)      .11
Net realized and unrealized
 gain (loss) on investments
 and options written                   9.29      (.03)          9.65       .81
                                      -----     -----         ------    ------
Total income (loss) from
 investment operations                 9.08        --           9.55       .92
-----------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:
Dividends from net investment
 income                                  --        --             --        --

Distributions from net realized
 gain on investments and options
 written                              (1.62)       --          (1.62)       --
                                      -----     -----         ------    ------
Total dividends and distributions
 to shareholders                      (1.62)       --          (1.62)       --
-----------------------------------------------------------------------------------
Net asset value, end of period       $43.11    $35.65         $43.74    $35.81
                                     ------    ------         ------    ------
                                     ------    ------         ------    ------

-----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
 VALUE(4)                             27.04%    (1.93)%        28.28%     3.20%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $ 75,062  $ 26,491         $9,394    $  194
-----------------------------------------------------------------------------------
Average net assets (in
 thousands)                        $ 43,301  $ 12,435         $3,190    $   39
-----------------------------------------------------------------------------------
Number of shares outstanding
 at end of period (in
 thousands)                           1,741       743            215         5
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)           (.78)%   (1.06)%(5)       .03%     (.13)%(5)
Expenses                                2.11%     2.36%(5)      1.26%     1.41%(5)
-----------------------------------------------------------------------------------
Portfolio turnover rate(6)             105.9%     83.3%        105.9%     83.3%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $684,272,979 and $617,473,225, respectively. See accompanying Notes to Financial Statements.




19  Oppenheimer Discovery Fund

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A and B have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

-------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
                                  The effect of changes in foreign currency
exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1995, a provision of $17 was made for the Fund's projected benefit obligations, and a payment of $2,280 was made to a retired trustee, resulting in an accumulated liability of $115,618 at September 30, 1995.

20  Oppenheimer Discovery Fund

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because net operating losses were offset against short-term capital gains. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
                                  During the year ended September 30, 1995,
the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $270,463, an increase in paid-in capital of $70,100, and a decrease in accumulated net investment loss of $200,363.

-------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

-------------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED SEPTEMBER 30, 1995   YEAR ENDED SEPTEMBER 30, 1994(1)
                                 -----------------------------   --------------------------------
                                    SHARES         AMOUNT             SHARES         AMOUNT
-------------------------------------------------------------------------------------------------
Class A:
Sold                              11,835,083    $ 428,009,066      10,323,810    $ 381,892,840
Distributions reinvested             821,910       26,424,457         384,457       14,724,695
Redeemed                         (11,512,590)    (415,734,622)     (8,282,662)    (308,162,461)
                                 -----------    -------------      ----------    -------------
Net increase                       1,144,403    $  38,698,901       2,425,605    $  88,455,074
                                 -----------    -------------      ----------    -------------
                                 -----------    -------------      ----------    -------------
----------------------------------------------------------------------------------------------
Class B:
Sold                               1,606,929    $  58,824,017         961,766    $  33,185,516
Distributions reinvested              42,043        1,343,689              --               --
Redeemed                            (650,592)     (23,557,869)       (218,783)      (7,446,013)
                                 -----------    -------------      ----------    -------------
Net increase                         998,380    $  36,609,837         742,983    $  25,739,503
                                 -----------    -------------      ----------    -------------
                                 -----------    -------------      ----------    -------------
----------------------------------------------------------------------------------------------
Class Y:
Sold                                 247,309    $   9,293,954           5,405    $     190,967
Distributions reinvested               1,260           40,545              --               --
Redeemed                             (39,199)      (1,478,303)             (1)             (45)
                                 -----------    -------------      ----------    -------------
Net increase                         209,370    $   7,856,196           5,404    $     190,922
                                 -----------    -------------      ----------    -------------
                                 -----------    -------------      ----------    -------------

1. For the year ended September 30, 1994 for Class A shares, for the period from April 1, 1994 (inception of offering) to September 30, 1994 for Class B shares, and for the period from June 1, 1994 (inception of offering) to September 30, 1994 for Class Y shares.

-------------------------------------------------------------------------------

3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $212,126,721 was composed of gross appreciation of $228,365,213, and gross depreciation of $16,238,492.


21  Oppenheimer Discovery Fund

-------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

   For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Fund shares totaled $2,754,960, of which $876,712 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $1,336,982, of which $121,170 was paid to an affiliated broker/dealer. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $85,390 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

   Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

   Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $2,000,262. During the year ended September 30, 1995, OFDI paid $112,737 and $2,122, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $406,187 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

-------------------------------------------------------------------------------

5. ILLIQUID AND
   RESTRICTED SECURITIES

At September 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $3,479,001, which represents .39% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                 VALUATION
                                                                                 PER UNIT AS OF
SECURITY                                        ACQUISITION DATE  COST PER UNIT  SEPT 30, 1995
------------------------------------------------------------------------------------------------
AirNet Communications Corp.,
Series C Preferred Stock                        7/6/95               $ 6.00          $ 6.00
------------------------------------------------------------------------------------------------
IntelCom Group, Inc., 8% Simple Interest
Redeemable Cv. Sub. Nts., 9/17/98               3/17/94--9/1/95      $ 0.82          $ 0.74
------------------------------------------------------------------------------------------------
IntelCom Group, Inc.,
8% Cv. Sub. Nts., 9/24/98                       9/23/93              $ 1.00          $ 0.74
------------------------------------------------------------------------------------------------
Intertel Communications, Inc.                   6/9/93               $13.89          $12.11

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

22  Oppenheimer Discovery Fund

-------------------------------------------------------------------------------

6. PUT OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written put option activity for the year ended September 30, 1995 was as follows:

                                                    NUMBER OF      AMOUNT OF
                                                     OPTIONS        PREMIUMS
------------------------------------------------------------------------------
Options outstanding at September 30, 1994             13,000      $ 2,540,763
------------------------------------------------------------------------------
Options canceled in closing purchase transactions    (13,000)      (2,540,763)
                                                     -------      -----------
Options outstanding at September 30, 1995                 --      $        --
                                                     -------      -----------
                                                     -------      -----------

23  Oppenheimer Discovery Fund

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders of Oppenheimer Discovery Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Discovery Fund as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the nine-year period then ended and the period from September 11, 1986 (commencement of operations) to September 30, 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the nine-year period then ended and the period from September 11, 1986 (commencement of operations) to September 30, 1986, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
October 20, 1995




24  Oppenheimer Discovery Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   A distribution of $1.617 was paid on December 21, 1994 which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

   Dividends paid by the Fund during the fiscal year ended September 30, 1995 which are not designated as capital gain distributions should be multiplied by 7.13% to arrive at the net amount eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25  Oppenheimer Discovery Fund

OPPENHEIMER DISCOVERY FUND
-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES         Leon Levy, Chairman of the Board of Trustees
                              Leo Cherne, Trustee
                              Robert G. Galli, Trustee
                              Benjamin Lipstein, Trustee
                              Bridget A. Macaskill, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Sidney M. Robbins, Trustee
                              Donald W. Spiro, Trustee and President
                              Pauline Trigere, Trustee
                              Clayton K. Yeutter, Trustee
                              Jay W. Tracey, Vice President
                              George C. Bowen, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott Farrar, Assistant Treasurer
                              Andrew J. Donohue, Secretary
                              Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISOR            Oppenheimer Management Corporation
-------------------------------------------------------------------------------
DISTRIBUTOR                   Oppenheimer Funds Distributor, Inc.
-------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER      Oppenheimer Shareholder Services
SERVICING AGENT
-------------------------------------------------------------------------------
CUSTODIAN OF                  The Bank of New York
PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS          KPMG Peat Marwick LLP
-------------------------------------------------------------------------------
LEGAL COUNSEL                 Gordon Altman Butowsky Weitzen Shalov & Wein

                              This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.
                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

26  Oppenheimer Discovery Fund

OPPENHEIMERFUNDS FAMILY
-------------------------------------------------------------------------------
               OppenheimerFunds offers over 30 funds designed to fit
               virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                  When you invest with OppenheimerFunds, you can feel
               comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in
               helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million
               shareholder accounts and more than $38 billion under
               Oppenheimer's management and that of our affiliates.
                  At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by
               telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus
               carefully before you invest.
--------------------------------------------------------------------------------
STOCK FUNDS    Discovery Fund                     Global Fund
               Global Emerging Growth Fund        Oppenheimer Fund
               Target Fund                        Value Stock Fund
               Growth Fund                        Gold & Special Minerals Fund
--------------------------------------------------------------------------------
STOCK & BOND   Main Street Income & Growth Fund   Equity Income Fund
FUNDS          Total Return Fund                  Asset Allocation Fund
               Global Growth & Income Fund        Strategic Income & Growth Fund
--------------------------------------------------------------------------------
BOND FUNDS     High Yield Fund                    Bond Fund
               Champion Income Fund               U.S. Government Trust
               Strategic Income Fund              Limited-Term Government Fund
               International Bond Fund
--------------------------------------------------------------------------------
TAX-EXEMPT     New York Tax-Exempt Fund(2)        New Jersey Tax-Exempt Fund(2)
FUNDS          California Tax-Exempt Fund(2)      Tax-Free Bond Fund
               Pennsylvania Tax-Exempt Fund(2)    Insured Tax-Exempt Fund
               Florida Tax-Exempt Fund(2)         Intermediate Tax-Exempt Fund
--------------------------------------------------------------------------------
MONEY MARKET   Money Market Fund                  Cash Reserves
FUNDS

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
               2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -C- Copyright 1995 Oppenheimer Management Corporation. All rights reserved.


27  Oppenheimer Discovery Fund



                          [NOTE: BACK COVER HAD NO DATA]

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RAO500.007.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
                                                                 --------------